Execution Version 4166-0387-8226.2 INTELLECTUAL PROPERTY SECURITY AGREEMENT This Intellectual Property Security Agreement (“Agreement”) is executed on August 12, 2024 by Elicio Therapeutics, Inc., a Delaware corporation (together with its successors and assigns, “Grantor”), in favor of GKCC, LLC (the “Secured Party”). RECITALS A. Grantor issued senior secured convertible promissory notes as amended, modified or otherwise supplemented from time to time, (the “Notes”) to Secured Party pursuant to that certain Securities Purchase Agreement, dated as of the date hereof (as amended and restated from time to time) (the “Purchase Agreement”). B. In exchange for the purchase of the Notes Grantor shall grant to Secured Party (i) a security interest in certain Copyrights, Trademarks and Patents (as each term is described below) and (ii) a security interest in certain collateral of the Grantor, as set forth in that certain Security Agreement entered into on the date hereof (the “Security Agreement”), in each case, to secure the obligations of Grantor under the Notes. C. Pursuant to the terms of the Security Agreement, Grantor has granted to Secured Party a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral (as defined in the Security Agreement). NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Purchase Agreement, Grantor hereby represents, warrants, covenants and agrees as follows: AGREEMENT 1. Grant of Security Interest. To secure its obligations under the Purchase Agreement, Grantor grants and pledges to Secured Party a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property other than Excluded Collateral (as defined in the Security Agreement) (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following: (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”); (b) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”); and (c) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”), provided that the term “Intellectual Property Collateral” shall not include intent-to-use trademark applications until such time as a statement of use is filed with the U.S. Patent and Trademark Office with respect to such intent-to-use trademark application; 2. Recordation; Notice. Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights (collectively, the "Registers") and any other government officials to record and register this Agreement upon request by Secured Party, provided that Secured Party shall not record this agreement against any intent-to-use trademark applications. The Grantor shall

4166-0387-8226.2 promptly notify Secured Party of any material additions to the Intellectual Property Collateral with respect to which recordation with one or more of the Registers is appropriate. 3. Authorization. Grantor hereby authorizes Secured Party to (a) modify this Agreement unilaterally by amending the exhibits to this Agreement to include any Intellectual Property Collateral which Grantor obtains subsequent to the date of this Agreement, and (b) file a duplicate original of this Agreement containing amended exhibits reflecting such new Intellectual Property Collateral. 4. Loan Documents. This Agreement has been entered into pursuant to and in conjunction with the Purchase Agreement, which is hereby incorporated by reference. The provisions of the Purchase Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Secured Party with respect to the Intellectual Property Collateral are as provided by the Purchase Agreement, Security Agreement and related documents, and nothing in this Agreement shall be deemed to limit such rights and remedies. 5. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement. 6. Successors and Assigns. This Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns. 7. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). 8. Amendments; Waivers. Other than as provided for in Section 3 of this Agreement, no provisions of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Secured Party. Signature Pages Follow.

Signature Page to IP Security Agreement IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above. GRANTOR: ELICIO THERAPEUTICS, INC. By: Name: Robert Connelly Title: Chief Executive Officer Docusign Envelope ID: DB159E90-5DF3-48CC-9403-51106210CEFF

Signature Page to IP Security Agreement IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above. SECURED PARTY GKCC, LLC By: Name: Yekaterina Chudnovsky Title: Manager DocuSign Envelope ID: EBAA77ED-BF49-447E-92A4-99EC819D2341

4166-0387-8226.2 EXHIBIT A Copyrights None

# EXHIBIT B

Patents

Company Owned Patent Applications

| Title | Country | Application No. | Filing Date | Status |
|---|---|---|---|---|
| ALK POLYPEPTIDES AND METHODS OF USE THEREOF | U.S. | 62/288,972 | 29-Jan-2016 | Expired |
| | PCT | PCT/US2017/015422 | 27-Jan-2017 | Expired |
| | Canada | 3,012,764 | 27-Jan-2017 | Pending |
| | U.S. | 16/072,699 (U.S. Patent 11,623,002) | 25-Jul-2018 | Granted |
| | U.S. | 18/176,013 | 28-Feb-2023 | Pending |

| Title | Country | Application No. | Filing Date | Status |
|---|---|---|---|---|
| COMPOUNDS INCLUDING A MUTANT KRAS SEQUENCE AND A LIPID AND USES THEREOF | U.S. | 62/637,879 | 02-Mar-2018 | Expired |
| | PCT | PCT/US2019/020404 | 01-Mar-2019 | Expired |
| | United Arab Emirates | P6001242/2020 | 01-Mar-2019 | Pending |
| | Australia | 2019226586 | 01-Mar-2019 | Pending |
| | Brazil | BR112020017645-1 | 01-Mar-2019 | Pending |
| | Canada | 3,092,679 | 01-Mar-2019 | Pending |
| | China | 201980028790.5 (Patent No. ZL201980028790.5) | 01-Mar-2019 | Granted |
| | China | 202410551083.7 | 01-Mar-2019 | Pending |
| | Europe | 19761691.5 | 01-Mar-2019 | Pending |
| | Hong Kong via China | 62021032906.1 | 01-Mar-2019 | Pending |
| | Hong Kong via Europe | 62021033145.5 | 01-Mar-2019 | Pending |
| | Israel | 277100 | 01-Mar-2019 | Pending |
| | India | 202017041091 | 01-Mar-2019 | Pending |
| | Japan | 2020-568946 (Patent No. 7419268) | 01-Mar-2019 | Granted |
| | Japan | 2024-001725 | 01-Mar-2019 | Pending |
| | South Korea | 10-2020-7028273 | 01-Mar-2019 | Pending |
| | Mexico | MX/a/2020/009149 | 01-Mar-2019 | Pending |
| | Malaysia | PI2020004500 | 01-Mar-2019 | Pending |
| | Nigeria | NG/PT/C/2020/4876 | 01-Mar-2019 | Pending |
| | New Zealand | 768282 | 01-Mar-2019 | Pending |
| | Russia | 2020132290 (Patent No. 2809161) | 01-Mar-2019 | Granted |
| | Saudi Arabia | 520420064 | 01-Mar-2019 | Allowed |
| | Singapore | 11202008433Q (Patent No. 11202008433Q) | 01-Mar-2019 | Granted |
| | Thailand | 2001004948 | 01-Mar-2019 | Pending |
| | U.S. | 16/977,155 | 01-Sep-2020 | Allowed |
| | Ukraine | a202303732 | 01-Mar-2019 | Pending |
| | South Africa | 2020/05841 | 01-Mar-2019 | Pending |

| Title | Country | Application No. | Filing Date | Status |
|---|---|---|---|---|
| CPG AMPHIPHILES AND USES THEREOF | U.S. | 62/637,824 | 02-Mar-2018 | Expired |
| | PCT | PCT/US2019/020398 | 01-Mar-2019 | Expired |

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| | | | | |
|---|---|---|---|---|
| | United Arab Emirates | P6001243/2020 | 01-Mar-2019 | Pending |
| | Australia | 2019227988 | 01-Mar-2019 | Pending |
| | Brazil | BR112020017778-4 | 01-Mar-2019 | Pending |
| | Canada | 3,092,693 | 01-Mar-2019 | Pending |
| | China | 201980028828.9 | 01-Mar-2019 | Pending |
| | Europe | 19761384.7 | 01-Mar-2019 | Allowed |
| | Hong Kong via China | 62021032907.9 | 01-Mar-2019 | Pending |
| | Hong Kong via Europe | 62021034295.7 | 01-Mar-2019 | Pending |
| | Israel | 277101 | 01-Mar-2019 | Allowed |
| | India | 202017041094 | 01-Mar-2019 | Pending |
| | Japan | 2020-568945 | 01-Mar-2019 | Pending |
| | Japan | 2023-222587 | 01-Mar-2019 | Pending |
| | South Korea | 10-2020-7028281 | 01-Mar-2019 | Pending |
| | Mexico | MX/a/2020/009150 | 01-Mar-2019 | Pending |
| | Malaysia | PI2020004499 | 01-Mar-2019 | Pending |
| | Nigeria | NG/PT/C/2020/4879 (Patent No. NG/PT/C/2020/4879) | 01-Mar-2019 | Granted |
| | New Zealand | 768283 | 01-Mar-2019 | Pending |
| | Russia | 2020132295 | 01-Mar-2019 | Allowed |
| | Saudi Arabia | 520420065 (Patent No. 14888) | 01-Mar-2019 | Granted |
| | Singapore | 11202008432X (Patent No. 11202008432X) | 01-Mar-2019 | Granted |
| | Thailand | 2001004949 | 01-Mar-2019 | Pending |
| | U.S. | 16/977,185 | 01-Sep-2020 | Pending |
| | Ukraine | a202006353 | 01-Mar-2019 | Pending |
| | South Africa | 2020/05842 | 01-Mar-2019 | Pending |

| Title | Country | Application No. | Filing Date | Status |
|---|---|---|---|---|
| COMPOSITIONS AND METHODS FOR INDUCING AN IMMUNE RESPONSE AGAINST CORONAVIRUS | U.S. | 63/044,773 | 26-Jun-2020 | Expired |
| | U.S. | 63/064,836 | 12-Aug-2020 | Expired |
| | U.S. | 63/124,200 | 11-Dec-2020 | Expired |
| | U.S. | 63/145,200 | 03-Feb-2021 | Expired |
| | PCT | PCT/US2021/039134 | 25-Jun-2021 | Expired |
| | Australia | 2021294342 | 25-Jun-2021 | Pending |
| | Brazil | BR112022026580-8 | 25-Jun-2021 | To be Abandoned |
| | Canada | 3,183,735 | 25-Jun-2021 | Pending |
| | China | 202180052389.2 | 25-Jun-2021 | Pending |
| | Europe | 21829804.0 | 25-Jun-2021 | Pending |
| | Hong Kong (via China) | 62024086017.6 | 25-Jun-2021 | Pending |
| | India | 202317002553 | 25-Jun-2021 | To be Abandoned |
| | Japan | 2022-580180 | 25-Jun-2021 | Pending |
| | South Korea | 10-2023-7002322 | 25-Jun-2021 | Pending |
| | Mexico | MX/a/2023/000041 | 25-Jun-2021 | Pending |
| | U.S. | 18/012,343 | 25-Jun-2021 | Pending |

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| Title | Country | Application No. | Filing Date | Status |
|---|---|---|---|---|
| USES OF AMPHIPHILES IN IMMUNE CELL THERAPY AND COMPOSITIONS THEREFOR | U.S. | 63/159,237 | 10-Mar-2021 | Expired |
| | U.S. | 63/255,829 | 14-Oct-2021 | Expired |
| | U.S. | 63/286,854 | 07-Dec-2021 | Expired |
| | U.S. | 63/306,247 | 03-Feb-2022 | Expired |
| | PCT | PCT/US2022/019723 | 10-Mar-2022 | Expired |
| | Australia | 2022235271 | 10-Mar-2022 | Pending |
| | Canada | 3,211,565 | 10-Mar-2022 | Pending |
| | Europe | 22767982.6 | 10-Mar-2022 | Pending |
| | Hong Kong | 62024093485.6 | 02-Jul-2024 | Pending |
| | Japan | 2023-555329 | 10-Mar-2022 | Pending |
| | New Zealand | 804267 | 10-Mar-2022 | Pending |
| | U.S. | 18/281,112 | 08-Sep-2023 | Pending |

| Title | Country | Application No. | Filing Date | Status |
|---|---|---|---|---|
| COMPOSITIONS CONTAINING POLYNUCLEOTIDE AMPHIPHILES AND METHODS OF USE THEREOF | U.S. | 63/233,570 | 16-Aug-2021 | Expired |
| | U.S. | 63/286,952 | 07-Dec-2021 | Expired |
| | PCT | PCT/US2022/040317 | 15-Aug-2022 | Expired |
| | Australia | 2022329730 | 15-Aug-2022 | Pending |
| | Canada | 3,228,856 | 15-Aug-2022 | Pending |
| | Europe | 22858990.9 | 15-Aug-2022 | Pending |
| | Japan | 2024-509092 | 15-Aug-2022 | Pending |
| | New Zealand | 808710 | 15-Aug-2022 | Pending |
| | U.S. | 18/684,014 | 15-Feb-2024 | Pending |

| Title | Country | Application No. | Filing Date | Status |
|---|---|---|---|---|
| COMPOSITIONS CONTAINING POLYNUCLEOTIDE AND POLYPEPTIDE AMPHIPHILES AND METHODS OF USE THEREOF | U.S. | 63/461,974 | 26-Apr-2023 | Expired |
| | PCT | PCT/US2024/026241 | 25-Apr-2024 | Pending |

| Title | Country | Application No. | Filing Date | Status |
|---|---|---|---|---|
| COMPOSITIONS CONTAINING MUTANT P53 PEPTIDE AMPHIPHILES AND METHODS OF USE THEREOF | U.S. | 63/504,262 | 25-May-2023 | Expired |
| | U.S. | 63/546,841 | 01-Nov-2023 | Expired |
| | PCT | PCT/US2024/031064 | 24-May-2024 | Pending |

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4166-0387-8226.2 EXHIBIT C Trademarks None